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                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS

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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statements of Additional Information and to the use of our reports
(1) dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (2) dated February 1, 2002 with respect to the financial statements of certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of the Retirement Income Builder Variable Annuity, (3) dated February 1, 2002 with respect to the financial statements of certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of the Retirement Income Builder II Variable Annuity and (4) dated February 1, 2002 with respect to the financial statements of certain subaccounts of Retirement Builder Variable Annuity Account, which are available for investment by contract owners of Portfolio Select Variable Annuity, included in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4
No. 333-7509) and related Prospectuses of Retirement Income Builder Variable Annuity, Retirement Income Builder II Variable Annuity and Portfolio Select Variable Annuity.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 25, 2002